UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): March 30, 2023 (March 29, 2023)
___________________________________
SHAPEWAYS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
___________________________________

Delaware (State or other jurisdiction of incorporation or organization)	001-39092 (Commission File Number)	87-2876494 (I.R.S. Employer Identification Number)

12163 Globe St, Livonia,, MI		48150
(Address of principal executive offices)		(Zip Code)

(734) 422-6060
(Registrant's telephone number, including area code)

	30-02 48th Avenue
	Long Island City, NY
	(Former name or former address, if changed since last report.)
___________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001	SHPW	New York Stock Exchange
Warrants, each warrant exercisable for one share of Common Stock for $11.50 per share	SHPW WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.
On March 30, 2023, Shapeways Holdings, Inc. (the "Company") issued a press release announcing the Company’s financial results for the quarter and year ended December 31, 2022. A copy of this press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02 and in the accompanying Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Company, under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)

On March 30, 2023, the board of directors (the “Board”) of the Company, increased the size of the Board from eight to nine directors and appointed Christine Gorjanc to fill the newly created vacancy as a Class II director, effective as of April 3, 2023. Ms. Gorjanc will serve until the Company’s 2023 annual meeting of stockholders (the “2023 Annual Meeting”) or until her successor is elected and qualified, or sooner in the event of her death, resignation or removal. The Board has determined that Ms. Gorjanc meets the requirements for independence under the applicable listing standards of the New York Stock Exchange and the Securities Exchange Act of 1934, as amended. Ms. Gorjanc has been appointed to the Audit Committee of the Board effective as of April 3, 2023, and was designated as an “audit committee financial expert”.

Ms. Gorjanc will be entitled to receive compensation in accordance with the Company’s Non-Employee Director Compensation Policy as described in the section entitled “Director Compensation” in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 28, 2022. Ms. Gorjanc has entered into the Company’s standard form of indemnification agreement.

There are no arrangements or understandings between Ms. Gorjanc and any other persons pursuant to which Ms. Gorjanc was elected as a member of the Board. There are no family relationships between Ms. Gorjanc and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer. Ms. Gorjanc is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.

(e)

On March 29, 2023, the Compensation and Human Capital Committee of the Board (the “Committee”), in its capacity as administrator of the Shapeways Holdings, Inc. 2021 Equity Incentive Plan (as amended, the “Plan”), authorized and approved the adoption of a new form of equity award agreement under the Plan to cover awards of service-based options to purchase the Company’s common stock (each, an “Option”) granted to eligible award recipients under the Plan (the “Stock Option Agreement”).

The form Stock Option Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K. The foregoing summary of the form of Stock Option Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

On March 29, 2023, the Committee approved an Option grant (the “Kress Option Grant”) to Gregory Kress, to be effective April 20, 2023 (the “Grant Date”), and pursuant to a Stock Option Agreement to be entered into between the Company and Mr. Kress, as authorized by the Committee in its capacity as administrator of the Plan.

In consideration of the Kress Option Grant, Mr. Kress agreed to the cancellation of 364,708 previously outstanding and unvested restricted stock units with performance-based vesting requirements (“PSUs”) granted on March 28, 2022.

The Kress Option Grant will have a term of ten years with an exercise price equivalent to the closing price of the Company’s common stock on the day prior to the Grant Date. The Kress Option Grant will vest over a five-year period beginning on April 1, 2023 (the “Vesting Commencement Date”). The Kress Option Grant will vest with respect to 1/5th of the shares on each anniversary of the Vesting Commencement Date subject to Mr. Kress providing continuous service through each such vesting date. In addition, if the Company is subject to a Change in Control (as defined in the Plan) before such service terminates, the shares subject to the Kress Option Grant will vest in full upon the effective date of such transaction. The table below sets forth the information reflecting the cancelled PSUs and the Kress Option Grant:

Name	Position	Cancelled PSUs	Shares Issued Pursuant to New Option
Gregory Kress	Chief Executive Officer	364,708	364,708

The Kress Option Grant is made under the Plan. The Kress Option Grant represents a contingent right to purchase a number of shares of Company common stock. The Kress Option Grant is subject to time-based vesting conditions as described above and as set forth in the individual Stock Option Agreement.

The foregoing description of the Kress Option Grant does not purport to be complete and is qualified in its entirety by reference to the form of Stock Option Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
10.1	Form of Stock Option Agreement under the Shapeways Holdings, Inc. 2021 Equity Incentive Plan, as amended.
99.1	Press release issued by Shapeways Holdings, Inc. on March 30, 2023
99.2	Press release issued by Shapeways Holdings, Inc. on March 30, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shapeways Holdings Inc.

Dated: March 30, 2023	By:	/s/ Alberto Recchi
	Name:	Alberto Recchi
	Title:	Chief Financial Officer